Exhibit 32.3

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Amendment No. 1 on Form 10-K/A of Varian Medical Systems, Inc. (the “Company”), for the year ended October 1, 2010 (the “Report”), I, Timothy E. Guertin, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 5, 2011	/s/ Timothy E. Guertin
Timothy E. Guertin
President and Chief Executive Officer